UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2012

Medical Action Industries Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-13251	11-2421849
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Expressway Drive South
Brentwood, New York	11717
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(631) 231-4600

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)  Prior independent registered public accounting firm

On November 12, 2012, the Audit Committee of the Board of Directors of Medical Action Industries Inc. (the “Company”) approved the dismissal of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm.  The Company informed Grant Thornton of its dismissal on November 13, 2012.  The decision to dismiss Grant Thornton was effective as of the date of notification of dismissal.

Grant Thornton’s reports on the consolidated financial statements of the Company for the fiscal years ended March 31, 2012 and 2011 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the Company’s two most recent fiscal years ended March 31, 2012 and 2011 and from April 1, 2012 through November 13, 2012, (a) there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company for such years; and (b) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Grant Thornton with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested Grant Thornton to furnish the Company with a letter addressed to the SEC stating whether or not Grant Thornton agrees with the above statements.  A copy of Grant Thornton’s letter dated November 14, 2012 is attached hereto as Exhibit 16.1 to this Form 8-K.

(b)  New independent registered public accounting firm

On November 12, 2012, the Audit Committee approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013.  During the Company’s two most recent fiscal years ended March 31, 2012 and 2011 and from April 1, 2012 through November 13, 2012, neither the Company nor anyone on its behalf consulted KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

During the two years ended March 31, 2012 and 2011 and from April 1, 2012 through the engagement of KPMG as the Company’s independent registered public accounting firm, KPMG had been engaged by the Company to provide the Company with consulting services, including assistance with its assessment of the potential impact of the medical device excise tax, effective as of January 1, 2013.  In approving the selection of KPMG as the Company’s independent registered public accounting firm, the Audit Committee considered these services previously provided by KPMG and concluded that such services would not adversely affect the independence of KPMG.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

(16.1)	Letter of Grant Thornton LLP dated November 14, 2012 to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL ACTION INDUSTRIES INC.

By:	/s/ John Sheffield
John Sheffield
Executive Vice President and Chief Financial Officer

Dated:    November 16, 2012